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                                                                    EXHIBIT 10.4

                                [EEX LETTERHEAD]

                                  July 17, 2002


BP Exploration & Production Inc.
Attention:  Mr. E. Peter Zseleczky
501 WestLake Park Boulevard
Houston, Texas 77079

                                        Re: AMENDATORY LETTER TO AREA OF MUTUAL
                                            INTEREST AGREEMENT
                                            Asset Purchase, Farmout & Joint
                                            Exploration Agreement dated March 1,
                                            2002
                                            Treasure Island Project
                                            OCS Gulf of Mexico

Gentlemen:

Reference is made to that certain Area of Mutual Interest Agreement ("AMI Agreement") dated May 8, 2002, by and between EEX Corporation ("EEX") and BP Exploration & Production Inc. ("BP").

Due to circumstances arising as a result of the anticipated merger of EEX and Newfield Exploration Company, EEX respectfully requests that BP agree to amend the AMI Agreement to provide for an extension of time in which EEX may provide written notification to BP of its desire to revise the AMI Provisions to limit the AMI depths, as set forth in the AMI Agreement.

Therefore, by its execution in the manner provided hereinbelow, BP agrees to amend the AMI Agreement such that the date August 15, 2002 shall be deleted wherever it appears in the AMI Agreement, and substituted therefor shall be the date November 30, 2002.

Please note that two originals of this letter are enclosed for execution by BP. One of the originals should be returned to EEX. The remaining original is to be retained by you for your files.

EEX greatly appreciates the cooperation of BP in this matter. Should you require any clarification or additional information, please contact the undersigned at
(713) 243-3247.

                                        Sincerely yours,

                                        EEX CORPORATION

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                                        /s/ Ben Davis
                                        ----------------------------
                                        Ben Davis
                                        Land Manager-Offshore


AGREED TO AND ACCEPTED THIS 25/th/ DAY OF July, 2002

BP EXPLORATION & PRODUCTION INC.

By:               /s/ Dale B. Morrison
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Printed Name:     Dale B. Morrison
                  --------------------------
Title:            Attorney-in-Fact
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